UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2015

DUBLI, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-49801	13-4067623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6750 N. Andrews Avenue, Suite 200

Ft. Lauderdale, FL 33309
(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: (561)362-2381

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 15, 2015, the Company filed with the Nevada Secretary of State an amendment to its Articles of Incorporation to increase the number of its authorized common shares from 500,000,000 to 700,000,000 as described in the Information Statement mailed to shareholders on May 19, 2015. The Information Statement was prepared in compliance with Rule 14c-2 of the Securities Exchange Act of 1934, as amended.

The Information Statement also described the authorization of the Company's change of name from DubLi, Inc. to Ominto, Inc. The Company will file an amendment to the Articles of Incorporation reflecting the name change on or about July 1, 2015, and the name change will be coordinated with a change in the Company's trading symbol.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to Articles of Incorporation of DubLi, Inc. as filed with the Nevada Secretary of State on June 15, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DubLi, Inc.
(Registrant)

Date: June 18, 2015	By:	/s/ Ivan Braiker
Ivan Braiker
President and Chief Executive Officer

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